UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2018 (November 13, 2018)

Rockwell Automation, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12383	25-1797617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 South Second Street

Milwaukee, Wisconsin 53204

(Address of Principal Executive Offices) (Zip Code)

(414) 382-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth under “Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” of this Current Report on Form 8-K is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth under “Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 13, 2018, Rockwell Automation, Inc. (the “Company”) entered into a $1,250,000,000 five-year unsecured revolving credit agreement with the Banks listed therein and Bank of America, N.A., as Administrative Agent (the “Agreement”). The Company has the option to increase the aggregate amount of the commitments under the Agreement by up to $750,000,000, subject to certain conditions set forth in the Agreement. The Company also has two options to request an extension of the maturity date for an additional year from the maturity date then in effect, subject to certain conditions set forth in the Agreement and subject to each lender in its sole discretion having the right to agree to any such request in respect of its portion of the commitments. The Agreement replaces the $1,000,000,000 Five-Year Credit Agreement dated March 24, 2015 among the Company, the Banks listed therein, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A. and Goldman Sachs Bank USA, as Syndication Agents, and The Bank of New York Mellon, BMO Harris Bank N.A., Citibank, N.A., Deutsche Bank Securities Inc., The Northern Trust Company, PNC Bank, National Association, U.S. Bank National Association and Wells Fargo Bank, National Association, as Documentation Agents (the “Old Agreement”), which terminated early concurrently with the Company entering into the Agreement. The Company did not incur any early termination penalties in connection with the termination of the Old Agreement.

The proceeds of borrowings under the Agreement will be used for general corporate purposes.

Borrowings under the Agreement will bear interest at rates equal to, (1) for each base rate loan, the sum of the base rate plus the base rate margin, and (2) for each euro-dollar loan, the sum of the euro-dollar margin plus the London Interbank Offered Rate applicable to the interest period, provided that if such London Interbank Offered Rate is less than zero, it will be deemed zero. The base rate equals, for any day, the highest of (a) the prime rate, (b) the sum of the federal funds rate plus 1⁄2 of 1% and (c) the sum of 1% plus the London Interbank Offered Rate for a one-month interest period, provided that if the base rate is less than zero, the base rate will be deemed zero. The base rate margin for a given credit rating level is a percentage of 0.000% or 0.125% as specified for that credit rating level. The euro-dollar margin for a given credit rating level is a percentage from 0.625% to 1.125% as specified for that credit rating level.

(Page 2 of 6 Pages)

The Agreement contains, among other things, conditions precedent, covenants, representations and warranties and events of default customary for facilities of this type. The conditions precedent, covenants, representations and warranties and events of default set forth in the Agreement and the Old Agreement are substantially the same. Such covenants restrict certain incurrence of secured indebtedness, mergers, consolidations and sales of assets and sale and lease-back transactions, subject to certain exceptions. The Agreement also includes a covenant under which the Company would be in default if its ratio of Consolidated EBITDA to Consolidated Interest Expense (as such terms are defined in the Agreement) for any period of four consecutive quarters is less than 3.00 to 1.00.

Under certain conditions the lending commitments under the Agreement may be terminated by the lenders and amounts outstanding under the Agreement may be accelerated. Bankruptcy and insolvency events with respect to the Company will result in an automatic termination of lending commitments and acceleration of the indebtedness under the Agreement. Subject to notice and cure periods in certain cases, other events of default under the Agreement will result in termination of lending commitments and acceleration of indebtedness under the Agreement at the option of the lenders. Such other events of default include failure to pay any principal when due, failure to comply with covenants, breach of representations or warranties in any material respect, non-payment or acceleration of other material debt of the Company and its subsidiaries or a change of control of the Company.

The foregoing summary of the Agreement does not purport to be a complete description of the terms and conditions of the Agreement and is qualified by the full text of the Agreement attached as Exhibit 99, which is incorporated herein by reference. The Agreement has been attached to provide investors with more complete information regarding the terms and conditions of the Agreement, and it is not intended to be a source of factual, business or operational information about the Company.

From time to time, the Company and the lenders under the Agreement (or affiliates of the lenders) may engage in other transactions, including arrangements under which a lender or an affiliate of the lender participates in interest rate swap or hedging arrangements with the Company, effects repurchases of shares of the Company’s common stock, serves as agent or placement agent for or purchaser of commercial paper or underwriter or purchaser of other debt issued by the Company, provides cash management, financial advisory, corporate trust, investment banking or commercial banking services to the Company, provides lines of credit to the Company or its affiliates or manages the Company’s pension fund assets. The Bank of New York Trust Company, N.A. (successor in interest to JPMorgan Chase Bank, N.A., successor to JPMorgan Chase Bank, successor to The Chase Manhattan Bank, successor to Mellon Bank, N.A.), a subsidiary of The Bank of New York Mellon, a lender and Documentation Agent under the Agreement (and the Old Agreement), is trustee under the Indenture dated as of December 1, 1996, between the Company and The Bank of New York Trust Company, N.A., as trustee, pursuant to which the Company has issued certain long-term indebtedness.

(Page 3 of 6 Pages)

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99	$1,250,000,000 Five-Year Credit Agreement dated as of November 13, 2018, among the Company, the Banks listed on the signature pages thereof and Bank of America, N.A., as Administrative Agent

(Page 4 of 6 Pages)

EXHIBIT INDEX

Exhibit Number	Description

99	$1,250,000,000 Five-Year Credit Agreement dated as of November 13, 2018, among the Company, the Banks listed on the signature pages thereof and Bank of America, N.A., as Administrative Agent

(Page 5 of 6 Pages)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL AUTOMATION, INC.
(Registrant)

By	/s/ Rebecca W. House
Rebecca W. House
Senior Vice President, General Counsel
and Secretary

Date: November 15, 2018

(Page 6 of 6 Pages)